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                                        EXHIBIT 4.1

               [SPECIMEN COMMON STOCK CERTIFICATE]

                      [FACE OF CERTIFICATE]


COMMON STOCK                            COMMON STOCK


NUMBER                                  SHARES

                              [LOGO]

                  INCORPORATED UNDER THE LAWS OF
                      THE STATE OF DELAWARE

                                        CUSIP 481138 10 5

                                        SEE REVERSE FOR
                                        CERTAIN DEFINITIONS


This Certifies that                           is the owner of


   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Journal Register Company (hereinafter called the "Corporation"), transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed hereto.


[SEAL]

Dated:

/s/ Jean B. Clifton                /s/ Robert M. Jelenic
Executive Vice President,          Chairman, President and
Chief Financial Officer            Chief Executive Officer
and Treasurer


                              Countersigned and Registered:
                              THE BANK OF NEW YORK

                              By: ________________________________
                                  Authorized Signature
                                  Transfer Agent and Registrar


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                      [BACK OF CERTIFICATE]

                     JOURNAL REGISTER COMPANY


     A FULL STATEMENT OF THE DESIGNATION AND ANY PREFERENCES CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS AND LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF CAPITAL STOCK MAY BE OBTAINED FROM THE CORPORATION BY ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in       UNIF GIFT MIN ACT - _______________
          common                                      (Cust)

TEN ENT - as tenants by the   Custodian _________________________
          entireties                             (Minor)

JT TEN -  as joint tenants    under Uniform Transfer to
          with right of       Minors Act ________________________
          survivorship and                       (State)
          and not as tenants
          in common

Additional abbreviations may also be used though not in the above list.



     For Value received,_________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEEE

[___________________] ___________________________________________

_________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

_____________________________________________ Shares of Stock
represented by the within Certificate, and do hereby irrevocably constitute and appoint________ Attorney to

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transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated:____________  Signature(s)   ______________________________
                                   Notice:  The signature(s) to
                                   this assignment must
                                   correspond with the name as
                                   written upon the face of the
                                   Certificate in every
                                   particular without alteration
                                   or enlargement or any change
                                   whatever.

Signature Guaranteed By:


________________________